UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

GNC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35113	20-8536244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Sixth Avenue

Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 288-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	GNC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 12, 2020, General Nutrition Centers, Inc. (“Borrower”) entered into (i) the Second Amendment (the “TL Amendment”) to the Amended and Restated Term Loan Agreement, dated as of February 28, 2018, among GNC Corporation (“Parent”), the Borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (as amended by the TL Amendment, the “Term Loan Agreement”) and (ii) the Third Amendment (the “ABL Amendment”, and together with the TL Amendment, the “Amendments”) to the ABL Credit Agreement, dated as of February 28, 2018, among Parent, Borrower, the other subsidiary borrowers party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (as amended by the ABL Amendment, the “ABL Credit Agreement”).

The Amendments will, among other things, extend the respective dates on which, under certain circumstances, the respective springing maturity dates may accelerate for the term loan facility under the Term Loan Agreement and the FILO credit facility and revolving credit facility under the ABL Credit Agreement from June 15, 2020 to June 30, 2020 (such date, the “Extended Accelerated Springing Maturity Dates”). Under the Amendments, the springing maturity dates will accelerate from August 10, 2020 to the Extended Accelerated Springing Maturity Date if (i) the Borrower’s liquidity is less than $100 million on the Extended Accelerated Springing Maturity Date or any date thereafter, and (ii) the holders of more than 25% of any class of credit facility debt elect to so accelerate (and if any particular class elects to accelerate, the springing maturity dates shall accelerate to the Extended Accelerated Springing Maturity Date for all classes of debt).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the TL Amendment and the ABL Amendment, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated into this Current Report on Form 8-K by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item and contained in Item 1.01 above in this Form 8-K is incorporated by reference.

Item 7.01.	Regulation FD Disclosure.

On June 12, 2020, GNC Holdings, Inc.’s (the “Company”) issued a press release with respect to its entry into the Amendments. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Forward-Looking Statements

The Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations and business that is not historical information. Forward-looking statements can often be identified by the use of terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “projects,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions, or by discussions regarding the Company’s strategy and outlook. While Company believes there is a reasonable basis for its expectations and beliefs, they are inherently uncertain and subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other things: the highly competitive industry in which we operate; unfavorable publicity or consumer perception of our products; product innovation; our exploration of new strategic initiatives; our manufacturing operations; relationships with our vendors; our distribution network and inventory management; our ability to develop and maintain a relevant omni-channel experience for our customers; the performance of, and our relationships with, our franchisees; the location of our stores; availability of raw materials; risks related to COVID-19 (novel coronavirus) and its impacts on our markets (including decreased customer traffic at malls and other places our stores are located); general economic conditions; the risk of delays, interruptions and disruptions in our global supply chain, including disruptions in supply due to COVID-19 (novel coronavirus) or other disease outbreaks; material claims or product recalls; regulatory compliance; the value of our brand name; privacy protection and cyber-security; our current debt profile and risks related to our capital structure; possible joint ventures; our key executives and employees; insurance; and tax rate risks. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Actual results could differ materially from those described or implied by such forward-looking statements. For a more detailed discussion of important factors that may materially affect such forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Second Amendment to the Term Loan Agreement, dated as of June 12, 2020

10.2	Third Amendment to the ABL Credit Agreement, dated as of June 12, 2020

99.1	Press Release, dated June 12, 2020, issued by GNC Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to the Term Loan Agreement, dated as of June 12, 2020

10.2	Third Amendment to the ABL Credit Agreement, dated as of June 12, 2020

99.1	Press Release, dated June 12, 2020, issued by GNC Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

Date: June 12, 2020	By:	/s/ Tricia K. Tolivar
	Name:	Tricia K. Tolivar
	Title:	Executive Vice President and Chief Financial Officer